UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-21162

Name of Fund: Merrill Lynch Core Principal Protected Fund of Merrill Lynch
              Principal Protected Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch
        Core Principal Protected Fund of Merrill Lynch Principal Protected Trust, 800 Scudders Mill Road, Plainsboro NJ, 08536. Mailing address:
        P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 10/31/03

Date of reporting period: 11/01/02 - 10/31/03

Item 1 - Attach shareholder report

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                        Merrill Lynch
                        Core Principal
                        Protected Fund

Annual Report
October 31, 2003

[LOGO] Merrill Lynch Investment Managers

Merrill Lynch Core Principal Protected Fund

Portfolio Information* as of October 31, 2003

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
Citigroup Inc. ....................................................      3.4%
General Electric Company ..........................................      1.9
J.P. Morgan Chase & Co. ...........................................      1.7
Cisco Systems, Inc. ...............................................      1.5
U.S. Bancorp ......................................................      1.5
Exxon Mobil Corporation ...........................................      1.4
Pfizer Inc. .......................................................      1.4
Microsoft Corporation .............................................      1.4
Dell Inc. .........................................................      1.3
Nextel Communications, Inc. (Class A) .............................      1.3
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Equity Industries+                                       Net Assets
--------------------------------------------------------------------------------
Communications Equipment ..........................................      9.8%
Household Durables ................................................      9.4
Health Care Providers & Services ..................................      5.3
Specialty Retail ..................................................      4.6
Computers & Peripherals ...........................................      4.6
--------------------------------------------------------------------------------
+ For Portfolio compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

* Percentages shown are for equity holdings and do not reflect assets attributable to fixed income securities.


2       MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND   OCTOBER 31, 2003

A Letter From the President

Dear Shareholder

As 2003 draws to a close, it seems appropriate to reflect on what has been a meaningful year in many respects. We saw the beginning and the end of all-out war in Iraq, equity market uncertainty turned to strength, and sub par gross domestic product (GDP) growth of 1.4% in the first quarter of 2003 grew to an extraordinary 8.2% in the third quarter.

Equity markets rebounded from one of the most dismal three-year periods in history to make a strong showing this year. The S&P 500 Index posted year-to-date and 12-month returns of +21.21% and +20.80%, respectively, as of October 31, 2003. Although continued market strength cannot be assured, the positives have begun to eclipse the negatives. In addition to the impressive GDP growth, the positive economic news includes waning risk of deflation and surprisingly strong business spending and corporate earnings. In fact, business spending in the third quarter was the strongest it has been in three years, up 14%, and many company earnings reports exceeded forecasts in the first three quarters of the year. The good news did not go unnoticed, as investors appeared to regain confidence by returning to the equity market.

Against this backdrop, our portfolio managers continued to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. This included striving to outperform our peers and the market indexes. With that said, remember that the advice and guidance of a skilled financial advisor often can mean the difference between successful and unsuccessful investing. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Terry K. Glenn

                                                Terry K. Glenn
                                                President and Trustee


        MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND   OCTOBER 31, 2003         3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      The Fund achieved its objective of protecting investors' principal while also providing significant capital appreciation.

How did the Fund perform during the period in light of the existing market conditions?

Since inception (February 28, 2003) through October 31, 2003, Merrill Lynch Core Principal Protected Fund's Class A, Class B, Class C and Class I Shares had total returns of +13.20%, +12.60%, +12.60% and +13.40%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.) The Russell 1000 Index, a widely used, unmanaged all-equity benchmark, had a total return of +27.50% for the same period. Because the Portfolio incorporates a fixed income component, which is not reflected in the Russell 1000 Index, it will at times outperform or underperform that benchmark. For the same period, the Fund significantly outperformed its comparable Lipper category of Balanced Target Maturity Funds, which had an average return of +4.19%. (Funds in this Lipper category invest to provide a guaranteed return of investment at maturity. Some of the assets are invested in zero-coupon U.S. Treasury securities, while the remainder is in equity securities for long-term growth of capital and income.)

The Fund seeks long-term capital growth while protecting the principal value of investor shares. This is accomplished through investments in a core equity component (equity securities of large-capitalization companies) and a protection component (fixed income investments that have financial characteristics resembling a portfolio of zero-coupon bonds). A mathematical formula is used to determine the allocation between these two components. During the period, the Portfolio's equity allocation ranged from 29.5% of total assets to 74.3%, and the fixed income allocation ranged from 25.7% to 70.5%.

Within the equity portion of the Portfolio, we invest primarily in a diversified portfolio of large cap companies selected from securities found in the Russell 1000 Index. Since the Fund's introduction, its equity component benefited from an exposure to stocks that we believed could perform well during an economic recovery. On the positive side, Fund results were aided by stock selection in the health care and consumer discretionary sectors. An overweight position in information technology also contributed to returns. In contrast, stock selection in utilities was a drag on performance.

At the individual stock level, the largest positive contributors to performance were Invitrogen Inc., Humana Inc., Ryland Group, Inc., SanDisk Corporation, National Semiconductor Corporation and Juniper Networks, Inc. The largest detractors from performance included Calpine Corporation and Dynegy, Inc. Underweights in Altria Group, Inc. and Intel Corporation also negatively affected performance.

Because a portion of the Fund's assets are invested in large-capitalization stocks that represent a significant part of the U.S. equity market, its portfolio was influenced by the same economic and market events that affected the broader stock market during the period. The first quarter of 2003, when the Fund was launched, was marked by dramatic rises and falls in world markets, sub par economic growth and frail consumer confidence. This was prompted by geopolitical uncertainties, particularly war fears, and exacerbated by a weak employment picture. The period following the Iraq war, however, saw a rise in investor confidence that drove the major stock market indexes to levels not seen since early in 2002. Despite alternating periods of rising and falling consumer confidence, spending by consumers helped propel the slow and steady growth of the economy throughout the entire period. Capital spending by businesses remained sluggish until late in the period when signs of a pickup began to emerge, along with improved corporate earnings and a third-quarter 2003 jump in gross domestic product.


4       MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND   OCTOBER 31, 2003

What changes were made to the Portfolio during the period?

In the equity portion of the Portfolio, we increased our positions relative to the equity benchmark in the technology and consumer discretionary sectors, based on our belief that continued economic improvement should result in earnings acceleration for companies in these sectors. We reduced our positions relative to the benchmark in financials and health care. Our underweight in financials was grounded in the expectation for rising interest rates over the next 12 months, as the financial sector historically tends to lag in periods of rising rates. Within health care, we were underweight in large-capitalization pharmaceuticals. In our view, growth rates for stocks in this area are likely to slow given increased competition, heightened government regulation and a diminishing new-product pipeline. However, we were slightly overweight in health care service providers and equipment suppliers because we see favorable demographics and strong unit growth in this area. The largest equity purchases during the period included The Bear Stearns Companies, Inc., Citigroup Inc., Lehman Brothers Inc., Sprint Corp. (PCS Group) and Calpine. The largest equity sales included Bank of America Corporation, Fannie Mae, Lehman Brothers, Merck & Co., Inc. and Oracle Corporation.

The fixed income component of the Portfolio was invested in U.S. Treasury zero-coupon bonds set to mature close to the expiration of the Fund (February 28, 2010).

How would you characterize the Portfolio's position at the close of the period?

At the end of the period, Portfolio assets were invested 73.9% in equities and 26.1% in fixed income securities.

In the equity component, the largest overweights were in the information technology and consumer discretionary sectors, which we believe should continue to benefit from economic improvement. The largest underweights were in consumer staples, which tend to be more defensive in nature, and financials.

Companies exhibiting good earnings momentum, earnings surprise and valuation characteristics saw a pickup in performance late in the summer that accelerated in the fall. We remain committed to these disciplines for stock selection, although cognizant that the equity market could experience a temporary downturn at any time.

Looking ahead, we believe the economic recovery will continue to gain traction. Record monetary and fiscal policy stimulus, in the form of low interest rates and tax cuts, along with solid consumer spending and increasing business spending, all support this thesis. The job market was still disappointingly weak as we ended the period, but there were signs of improvement.

As low interest rates continue to make for a positive liquidity environment, we are reluctant to abandon our strategy of focusing on cyclical stocks that have the potential to benefit from economic recovery. We are prepared to move to a more cautious investment stance as the likelihood of monetary tightening by the Federal Reserve Board approaches, although that still seems months away. From a longer-term perspective, the U.S. current account imbalance and the potential for a destabilizing decline in the dollar pose the greatest threats to our outlook. We will continue to monitor these situations for developments that could potentially impact the Fund.

Robert C. Doll, Jr.
Senior Vice President and Senior Portfolio Manager

November 26, 2003

--------------------------------------------------------------------------------
If you would like a copy, free of charge, of the most recent annual or quarterly report of Ambac Assurance Corporation, the Guarantor; please contact the Fund at 1-800-MER-FUND.
--------------------------------------------------------------------------------


        MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND   OCTOBER 31, 2003         5

[LOGO] Merrill Lynch Investment Managers

Performance Data

About Fund Performance

Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                                6-Month        Since Inception
As of October 31, 2003                                       Total Return        Total Return
==============================================================================================
ML Core Principal Protected Fund Class A Shares*                +10.98%            +13.20%
----------------------------------------------------------------------------------------------
ML Core Principal Protected Fund Class B Shares*                +10.50             +12.60
----------------------------------------------------------------------------------------------
ML Core Principal Protected Fund Class C Shares*                +10.50             +12.60
----------------------------------------------------------------------------------------------
ML Core Principal Protected Fund Class I Shares*                +11.18             +13.40
----------------------------------------------------------------------------------------------
Merrill Lynch U.S. Corporate Master Index**                     + 1.84             + 3.87
----------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index***                         + 0.57             + 1.32
----------------------------------------------------------------------------------------------
Russell 1000 Index****                                          +16.77             +27.50
----------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception date is 2/28/03.
** This unmanaged Index is comprised of all investment grade corporate bonds, rated BBB or higher, of all maturities. Since inception total return is from 2/28/03.
*** This unmanaged market-weighted Index is comprised of U.S. government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment grade (rated BBB or better) corporate bonds with at least one year to maturity. Since inception total return is from 2/28/03.
**** This unmanaged broad-based Index measures the performance of the 1,000 largest companies in the Russell 3000(R)Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Since inception total return is from 2/28/03.


6       MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND   OCTOBER 31, 2003

Total Return Based on a $10,000 Investment--Class A Shares and Class C Shares

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class C Shares compared to growth of an investment in the Merrill Lynch U.S. Corporate Master Index, Lehman Brothers Aggregate Bond Index and the Russell 1000(R) Index. Values are from February 28, 2003 to October 2003.

                                                     2/28/03**         10/03
ML Core Principal Protected Fund+--
Class A Shares*                                      $ 9,475           $10,726

ML Core Principal Protected Fund+--
Class C Shares*                                      $10,000           $11,160

Merrill Lynch U.S. Corporate Master Index++          $10,000           $10,387

Lehman Brothers Aggregate Bond Index+++              $10,000           $10,132

Russell 1000(R)Index++++                             $10,000           $12,750

* Assuming maximum sales charge, transaction costs and other operating expenses, including administration fees.
**    Commencement of operations.
+ ML Core Principal Protected Fund invests all of its assets in Master Large Cap Core Portfolio of Master Large Cap Series Trust. The Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States that the Investment Adviser believes blends growth and value.
++ This unmanaged Index is comprised of all investment grade corporate bonds, rated BBB or higher, of all maturities.
+++ This unmanaged market-weighted Index is comprised of U.S. government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment grade (rated BBB or better) corporate bonds with at least one year to maturity.
++++ This unmanaged broad-based Index measures the performance of the 1,000 largest companies in the Russell 3000(R)Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

      Past performance is not predictive of future results.

Average Annual Total Return

                                             % Return Without     % Return With
                                                Sales Charge      Sales Charge**
================================================================================
Class A Shares*
================================================================================
Inception (2/28/03)
through 10/31/03                                   +13.20%           +7.26%
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                   % Return           % Return
                                                 Without CDSC        With CDSC**
================================================================================
Class C Shares*
================================================================================
Inception (2/28/03)
through 10/31/03                                   +12.60%             +11.60%
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.


        MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND   OCTOBER 31, 2003         7

[LOGO] Merrill Lynch Investment Managers

Performance Data (concluded)

Total Return Based on a $10,000 Investment--Class B Shares and Class I Shares

A line graph depicting the growth of an investment in the Fund's Class B Shares and Class I Shares compared to growth of an investment in the Merrill Lynch U.S. Corporate Master Index, Lehman Brothers Aggregate Bond Index and the Russell 1000(R) Index. Values are from February 28, 2003 to October 2003.

                                                     2/28/03**         10/03
ML Core Principal Protected Fund+--
Class B Shares*                                      $10,000           $10,860

ML Core Principal Protected Fund+--
Class I Shares*                                      $ 9,475           $10,745

Merrill Lynch U.S. Corporate Master Index++          $10,000           $10,387

Lehman Brothers Aggregate Bond Index+++              $10,000           $10,132

Russell 1000(R)Index++++                             $10,000           $12,750

* Assuming maximum sales charge, transaction costs and other operating expenses, including administration fees.
**    Commencement of operations.
+ ML Core Principal Protected Fund invests all of its assets in Master Large Cap Core Portfolio of Master Large Cap Series Trust. The Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States that the Investment Adviser believes blends growth and value.
++ This unmanaged Index is comprised of all investment grade corporate bonds, rated BBB or higher, of all maturities.
+++ This unmanaged market-weighted Index is comprised of U.S. government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment grade (rated BBB or better) corporate bonds with at least one year to maturity.
++++ This unmanaged broad-based Index measures the performance of the 1,000 largest companies in the Russell 3000(R)Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

      Past performance is not predictive of future results.

Average Annual Total Return

                                                 % Return            % Return
                                               Without CDSC         With CDSC**
================================================================================
Class B Shares*
================================================================================
Inception (2/28/03)
through 10/31/03                                  +12.60%             +8.60%
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

                                            % Return Without      % Return With
                                               Sales Charge       Sales Charge**
================================================================================
Class I Shares*
================================================================================
Inception (2/28/03)
through 10/31/03                                  +13.40%             +7.45
--------------------------------------------------------------------------------
*       Maximum sales charge is 5.25%.
**      Assuming maximum sales charge.


8       MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND   OCTOBER 31, 2003

Statement of Assets and Liabilities  Merrill Lynch Core Principal Protected Fund

As of October 31, 2003
===========================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------
                   Investment in Master Large Cap Core Portfolio, at
                     value (identified cost--$182,029,883) ..................                  $212,336,102
                   Investment in U.S. Treasury STRIPS, 3.72% due 2/15/2010
                     (face amount--$95,402,000; identified cost--$75,657,600)                    75,075,173
                   Prepaid registration fees and other assets ...............                       474,422
                                                                                               ------------
                   Total assets .............................................                   287,885,697
                                                                                               ------------
===========================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------
                   Payables:
                      Distributor ...........................................   $   217,727
                      Financial warranty fee ................................       151,024
                      Other affiliates ......................................        38,772         407,523
                                                                                -----------
                   Accrued expenses .........................................                       246,648
                                                                                               ------------
                   Total liabilities ........................................                       654,171
                                                                                               ------------
===========================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------
                   Net Assets ...............................................                  $287,231,526
                                                                                               ============
===========================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------
                   Class A Shares of Common Stock, $.10 par value, unlimited
                     number of shares authorized ............................                  $    164,981
                   Class B Shares of Common Stock, $.10 par value, unlimited
                     number of shares authorized ............................                     1,292,704
                   Class C Shares of Common Stock, $.10 par value,
                     unlimited number of shares authorized ..................                       965,310
                   Class I Shares of Common Stock, $.10 par value, unlimited
                     number of shares authorized ............................                       126,039
                   Paid-in capital in excess of par .........................                   250,108,252
                   Undistributed realized capital gains on investments and
                     from the Portfolio--net ................................   $ 4,850,448
                   Unrealized appreciation on investments and from the
                     Portfolio--net .........................................    29,723,792
                                                                                -----------
                   Total accumulated earnings--net ..........................                    34,574,240
                                                                                               ------------
                   Net Assets ...............................................                  $287,231,526
                                                                                               ============
===========================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------
                   Class A--Based on net assets of $18,673,369 and
                     1,649,813 shares outstanding ...........................                  $      11.32
                                                                                               ============
                   Class B--Based on net assets of $145,568,187 and
                     12,927,039 shares outstanding ..........................                  $      11.26
                                                                                               ============
                   Class C--Based on net assets of $108,699,885 and
                     9,653,102 shares outstanding ...........................                  $      11.26
                                                                                               ============
                   Class I--Based on net assets of $14,290,085 and
                     1,260,392 shares outstanding ...........................                  $      11.34
                                                                                               ============

      See Notes to Financial Statements.


        MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND   OCTOBER 31, 2003         9

[LOGO] Merrill Lynch Investment Managers

Statement of Operations              Merrill Lynch Core Principal Protected Fund

For the Period February 28, 2003+ to October 31, 2003
===========================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------
                   Interest .................................................                  $  3,003,480
                   Net investment income allocated from the Portfolio:
                      Dividends (net of $615 foreign withholding tax) .......                       903,282
                      Interest ..............................................                         7,060
                      Securities lending--net ...............................                        20,928
                      Expenses ..............................................                      (549,152)
                                                                                               ------------
                   Total investment income and net investment income
                     allocated from the Portfolio ...........................                     3,385,598
                                                                                               ------------
===========================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------
                   Investment advisory fees .................................   $ 1,415,417
                   Financial warranty fee ...................................     1,179,514
                   Account maintenance and distribution fees--Class B .......       949,030
                   Account maintenance and distribution fees--Class C .......       709,562
                   Offering costs ...........................................       338,141
                   Transfer agent fees--Class B .............................        77,222
                   Accounting services ......................................        63,640
                   Transfer agent fees--Class C .............................        58,711
                   Professional fees ........................................        46,084
                   Account maintenance fees--Class A ........................        32,276
                   Registration fees ........................................        20,523
                   Trustees' fees and expenses ..............................        20,059
                   Printing and shareholder reports .........................        16,953
                   Transfer agent fees--Class A .............................         9,002
                   Custodian fees ...........................................         7,893
                   Transfer agent fees--Class I .............................         6,940
                   Pricing fees .............................................           312
                   Other ....................................................        10,295
                                                                                -----------
                   Total expenses before waiver .............................     4,961,574
                   Waiver of expenses .......................................      (502,995)
                                                                                -----------
                   Total expenses after waiver ..............................                     4,458,579
                                                                                               ------------
                   Investment loss--net .....................................                    (1,072,981)
                                                                                               ------------
===========================================================================================================
Realized & Unrealized Gain (Loss) on Investments and from the Portfolio--Net
-----------------------------------------------------------------------------------------------------------
                   Realized gain (loss) from:
                      Investments--net ......................................    (2,998,852)
                      The Portfolio--net ....................................     7,990,479       4,991,627
                                                                                -----------
                   Unrealized appreciation/depreciation:
                      Investments--net ......................................      (582,427)
                      The Portfolio--net ....................................    30,306,219      29,723,792
                                                                                ---------------------------
                   Total realized and unrealized gain on investments and
                     from the Portfolio--net ................................                    34,715,419
                                                                                               ------------
                   Net Increase in Net Assets Resulting from Operations .....                  $ 33,642,438
                                                                                               ============

+     Commencement of operations.

      See Notes to Financial Statements.


10      MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND   OCTOBER 31, 2003

Statements of Changes in Net Assets  Merrill Lynch Core Principal Protected Fund

                                                                                                     For the Period
                                                                                                      February 28,
                                                                                                          2003+
                                                                                                     to October 31,
Increase (Decrease) in Net Assets:                                                                        2003
===================================================================================================================
Operations
-------------------------------------------------------------------------------------------------------------------
                   Investment loss--net ..........................................................    $  (1,072,981)
                   Realized gain on investments and from the Portfolio--net ......................        4,991,627
                   Unrealized appreciation/depreciation on investments and from the Portfolio--net       29,723,792
                                                                                                      -------------
                   Net increase in net assets resulting from operations ..........................       33,642,438
                                                                                                      -------------
===================================================================================================================
Capital Share Transactions
-------------------------------------------------------------------------------------------------------------------
                   Net increase in net assets derived from capital share transactions ............      253,589,048
                                                                                                      -------------
===================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------
                   Total increase in net assets ..................................................      287,231,486
                   Beginning of period ...........................................................               40
                                                                                                      -------------
                   End of period .................................................................    $ 287,231,526
                                                                                                      =============

+     Commencement of operations.

See Notes to Financial Statements.


        MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND   OCTOBER 31, 2003        11

[LOGO] Merrill Lynch Investment Managers

Financial Highlights                 Merrill Lynch Core Principal Protected Fund

The following per share data and ratios have been derived                      For the Period February 28, 2003+ to
from information provided in the financial statements.                                  October 31, 2003
                                                                  -------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                           Class A@@        Class B           Class C          Class I@@
===============================================================================================================================
Per Share Operating Performance
-------------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of period ......    $   10.00       $   10.00         $   10.00         $   10.00
                                                                  -------------------------------------------------------------
                   Investment income (loss)--net .............          .01            (.05)             (.05)              .03
                   Realized and unrealized gain on investments
                     and from the Portfolio--net .............         1.31            1.31              1.31              1.31
                                                                  -------------------------------------------------------------
                   Total from investment operations ..........         1.32            1.26              1.26              1.34
                                                                  -------------------------------------------------------------
                   Net asset value, end of period ............    $   11.32       $   11.26         $   11.26         $   11.34
                                                                  =============================================================
===============================================================================================================================
Total Investment Return**
-------------------------------------------------------------------------------------------------------------------------------
                   Based on net asset value per share ........        13.20%@         12.60%@           12.60%@           13.40%@
                                                                  =============================================================
===============================================================================================================================
Ratios to Average Net Assets
-------------------------------------------------------------------------------------------------------------------------------
                   Expenses, net of waiver++ .................         2.00%*          2.76%*            2.76%*            1.75%*
                                                                  =============================================================
                   Expenses++ ................................         2.26%*          3.03%*            3.03%*            2.01%*
                                                                  =============================================================
                   Investment income (loss)--net .............          .10%*          (.68%)*          (. 68%)*            .35%*
                                                                  =============================================================
===============================================================================================================================
Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
                   Net assets, end of period (in thousands) ..    $  18,674       $ 145,568         $ 108,700         $  14,290
                                                                  =============================================================
                   Portfolio turnover of the Fund ............       175.43%         175.43%           175.43%           175.43%
                                                                  =============================================================
                   Portfolio turnover of Master Large Cap
                     Core Portfolio ..........................       138.73%         138.73%           138.73%           138.73%
                                                                  =============================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Commencement of operations.
++    Includes the Fund's share of the Portfolio's allocated expenses.
@     Aggregate total investment return.
@@ Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares.

      See Notes to Financial Statements.


12      MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND   OCTOBER 31, 2003

Notes to Financial Statements        Merrill Lynch Core Principal Protected Fund

1. Significant Accounting Policies:

Merrill Lynch Core Principal Protected Fund (the "Fund") is part of Merrill Lynch Principal Protected Trust (the "Trust"). Under the Investment Company Act of 1940, as amended, the Fund is diversified and the Trust is registered as an open-end management investment company. The Fund invests a portion of its assets in the Master Large Cap Core Portfolio (the "Portfolio") of Master Large Cap Series Trust. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The percentage of the Portfolio owned by the Fund at October 31, 2003 was 14.6%. The Fund offers multiple classes of shares. Shares of the Fund were offered during the initial offering period but will not be offered during the Guarantee Period from February 28, 2003 through February 28, 2010 (the "Guarantee Maturity Date"), except in connection with reinvestment of dividends and distributions. The Fund will be offered on a continuous basis after this date. Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. The Fund's financial statements and financial highlights contained within this report reflect the new share class redesignation. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its investments in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in Note 1a of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.


        MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND   OCTOBER 31, 2003        13

[LOGO] Merrill Lynch Investment Managers

                                     Merrill Lynch Core Principal Protected Fund

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.


14      MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND   OCTOBER 31, 2003

                                     Merrill Lynch Core Principal Protected Fund

(c) Security transactions, investment income and expenses -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Investment transactions in the Portfolio are accounted for on a trade date basis. Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities. The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Prepaid registration fees -- Prepaid registration fees will be amortized over a 12-month period beginning with the commencement of operations of the Fund.

(f) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(g) Reclassification -- Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $931,802 have been reclassified between paid-in capital in excess of par and accumulated net investment loss and $141,179 has been reclassified between undistributed realized capital gains and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreements and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .75% of the Fund's average daily net assets. FAM has contractually agreed to waive its management fee by the amount of management fees the Fund pays FAM indirectly through its investment in the Portfolio. For the period February 28, 2003 to October 31, 2003, FAM earned fees of $1,415,417 and waived $502,995. In addition, FAM has entered into a contractual arrangement with the Fund under which the expenses incurred by each class of shares of the Fund (excluding distribution and/or account maintenance fees) will not exceed 1.99%. This arrangement has a one-year term and is renewable.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                     Account        Distribution
                                                 Maintenance Fee         Fee
--------------------------------------------------------------------------------
Class A ................................               .25%              --
Class B ................................               .25%             .75%
Class C ................................               .25%             .75%
--------------------------------------------------------------------------------


        MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND   OCTOBER 31, 2003        15

[LOGO] Merrill Lynch Investment Managers

                                     Merrill Lynch Core Principal Protected Fund

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

The Trust, on behalf of the Fund, and FAM have entered into a Financial Warranty Agreement with Ambac Assurance Corporation ("Ambac"). The Financial Warranty Agreement is intended to make sure that on the Guarantee Maturity Date, each shareholder of the Fund will be entitled to redeem his or her shares for an amount no less than the initial value of that shareholder's account (less expenses and sales charges not covered by the Financial Warranty Agreement), provided that all dividends distributions received from the Fund have been reinvested and no shares have been redeemed (the "Guaranteed Amount"). The Fund will pay to Ambac, under Financial Warranty Agreement, an annual fee equal to ..625% of the Fund's average daily net assets during the Guarantee Period. If the value of the Fund's assets on the Guarantee Maturity Date is insufficient to result in the value of each shareholder's account being at least equal to the shareholder's Guaranteed Amount, Ambac will pay the Fund an amount sufficient to make sure that each shareholder's account can be redeemed for an amount equal to his or her Guaranteed Amount.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the period February 28, 2003 to October 31, 2003, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                    FAMD                 MLPF&S
--------------------------------------------------------------------------------
Class A ............................              $ 38,761              $691,440
Class I ............................              $  2,442              $ 40,216
--------------------------------------------------------------------------------

For the period February 28, 2003 to October 31, 2003, MLPF&S received contingent deferred sales charges of $77,014 relating to transactions in Class B Shares.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, FAMD, FDS, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities and the Portfolio, for the period February 28, 2003 to October 31, 2003 were $303,266,310 and $227,595,459, respectively.

Net realized gains (losses) for the period February 28, 2003 to October 31, 2003 and unrealized gains (losses) as of October 31, 2003 were as follows:

--------------------------------------------------------------------------------
                                                 Realized           Unrealized
                                              Gains (Losses)      Gains (Losses)
--------------------------------------------------------------------------------
Investments in the Portfolio .........        $  7,990,479        $ 30,306,219
Other long-term investments ..........          (2,998,852)           (582,427)
                                              --------------------------------
Total ................................        $  4,991,627        $ 29,723,792
                                              ================================

As of October 31, 2003, net unrealized appreciation for tax purposes aggregated $27,035,204, of which $30,203,710 related to appreciated securities and $3,168,506 related to depreciated securities. At October 31, 2003, the aggregated cost of investments for Federal income tax purposes was $260,376,071.


16      MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND   OCTOBER 31, 2003

Notes to Financial Statements (concluded)

                                     Merrill Lynch Core Principal Protected Fund

4. Capital Share Transactions:

Net increase in net assets derived from capital share transactions was $253,589,048 for the period February 28, 2003 to October 31, 2003.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the
Period February 28, 2003+                                             Dollar
to October 31, 2003++                          Shares                 Amount
--------------------------------------------------------------------------------
Shares sold ....................              1,988,595           $  19,884,101
Shares redeemed ................               (338,783)             (3,607,637)
                                            -----------------------------------
Net increase ...................              1,649,812           $  16,276,464
                                            ===================================

+     Commencement of operations.
++    Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

--------------------------------------------------------------------------------
Class B Shares for the
Period February 28, 2003+                                             Dollar
to October 31, 2003                            Shares                 Amount
--------------------------------------------------------------------------------
Shares sold ....................             13,955,061           $ 139,540,569
Shares redeemed ................             (1,028,023)            (10,776,646)
                                            -----------------------------------
Net increase ...................             12,927,038           $ 128,763,923
                                            ===================================

+     Commencement of operations.

--------------------------------------------------------------------------------
Class C Shares for the
Period February 28, 2003+                                             Dollar
to October 31, 2003                            Shares                 Amount
--------------------------------------------------------------------------------
Shares sold ....................             10,405,746           $ 104,056,289
Shares redeemed ................               (752,645)             (7,953,018)
                                            -----------------------------------
Net increase ...................              9,653,101           $  96,103,271
                                            ===================================

+     Commencement of operations.

--------------------------------------------------------------------------------
Class I Shares for the
Period February 28, 2003+                                             Dollar
to October 31, 2003++                          Shares                 Amount
--------------------------------------------------------------------------------
Shares sold ....................              1,541,170           $  15,411,352
Shares redeemed ................               (280,779)             (2,965,962)
                                            -----------------------------------
Net increase ...................              1,260,391           $  12,445,390
                                            ===================================

+     Commencement of operations.
++    Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the credit agreement during the period February 28, 2003 to October 31, 2003.

6. Distributions to Shareholders:

As of October 31, 2003, the components of accumulated earnings on a tax basis were as follows:

-------------------------------------------------------------------------------
Undistributed ordinary income--net ........................         $ 2,894,506
Undistributed long term capital gains--net ................           4,644,530
                                                                    -----------
Total undistributed earnings--net .........................           7,539,036
Capital loss carryforward .................................                  --
Unrealized gains--net .....................................          27,035,204*
                                                                    -----------
Total accumulated earnings--net ...........................         $34,574,240
                                                                    ===========

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.


        MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND   OCTOBER 31, 2003        17

[LOGO] Merrill Lynch Investment Managers

Independent Auditors' Report         Merrill Lynch Core Principal Protected Fund

To the Shareholders and Board of Trustees of Merrill Lynch Core Principal Protected Fund of
Merrill Lynch Principal Protected Trust:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Core Principal Protected Fund as of October 31, 2003, and the related statements of operations and changes in net assets, and the financial highlights for the period February 28, 2003 (commencement of operations) through October 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Core Principal Protected Fund as of October 31, 2003, the results of its operations, the changes in its net assets, and its financial highlights for the period February 28, 2003 through October 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
December 19, 2003


18      MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND   OCTOBER 31, 2003

Officers and Trustees of the Protected Trust (unaudited)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length                                                         Fund Complex    Directorships
                           Held         of Time                                                        Overseen by     Held by
Name        Address & Age  with Fund    Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
Terry K.    P.O. Box 9011  President    2003 to  President and Chairman of the Merrill Lynch           124 Funds       None
Glenn*      Princeton, NJ  and          present  Investment Managers, L.P. ("MLIM")/Fund Asset         163 Portfolios
            08543-9011     Trustee               Management, L.P. ("FAM")--Advised Funds since
            Age: 63                              1999; Chairman (Americas Region) of MLIM from
                                                 2000 to 2002; Executive Vice President of FAM and
                                                 MLIM (which terms as used herein include their
                                                 corporate predecessors) from 1983 to 2002; President
                                                 of FAM Distributors, Inc. ("FAMD") from 1986 to
                                                 2002 and Director thereof from 1991 to 2002;
                                                 Executive Vice President and Director of Princeton
                                                 Services, Inc. ("Princeton Services") from 1993 to
                                                 2002; President of Princeton Administrators, L.P.
                                                 from 1989 to 2002; Director of Financial Data Inc.
                                                 from 1985 to 2002.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or
              MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with FAM, MLIM, FAMD, Princeton Services and Princeton Administrators, L.P. The
              Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Trustees.

====================================================================================================================================
Independent Trustees*
------------------------------------------------------------------------------------------------------------------------------------
David O.    P.O. Box 9095  Trustee      2003 to  Professor of Finance and Economics at the             10 Funds        None
Beim        Princeton, NJ               present  Columbia University Graduate School of Business       17 Portfolios
            08543-9095                           since 1991; Chairman of Wave Hill, Inc. since 1990;
            Age: 63                              Chairman of Outward Bound U.S.A. from 1997 to
                                                 2002; Trustee of Phillips Exeter Academy.
------------------------------------------------------------------------------------------------------------------------------------
James T.    P.O. Box 9095  Trustee      2003 to  Chief Financial Officer of J.P. Morgan & Co., Inc.    10 Funds        None
Flynn       Princeton, NJ               present  from 1990 to 1995.                                    17 Portfolios
            08543-9095
            Age: 64
------------------------------------------------------------------------------------------------------------------------------------
Todd        P.O. Box 9095  Trustee      2003 to  General Partner of Gibbons Goodwin, van               9 Funds         None
Goodwin     Princeton, NJ               present  Amerongen (investment banking firm) since 1984.       16 Portfolios
            08543-9095
            Age: 72
------------------------------------------------------------------------------------------------------------------------------------
George W.   P.O. Box 9095  Trustee      2003 to  Managing Partner of Bradley Resources Company         9 Funds         Thoratec
Holbrook    Princeton, NJ               present  (private investment company) and associated with      16 Portfolios   Laboratories
            08543-9095                           that Firm and its predecessors since 1953; Director                   Corporation
            Age: 72                              of Thoratec Laboratories Corporation (medical
                                                 device manufacturers).
------------------------------------------------------------------------------------------------------------------------------------
W. Carl     P.O. Box 9095  Trustee      2003 to  Mizuho Financial Group Professor of Finance,          10 Funds        None
Kester      Princeton, NJ               present  Senior Associate Dean and Chairman of the MBA         17 Portfolios
            08543-9095                           Program of Harvard University Graduate School of
            Age: 51                              Business Administration since 1999; Serves on the
                                                 Board of Advisors of Security Leasing Partners.
------------------------------------------------------------------------------------------------------------------------------------
Karen P.    P.O. Box 9095  Trustee      2003 to  President of Robards & Company, a financial           10 Funds        None
Robards     Princeton, NJ               present  advisory firm providing services to companies         17 Portfolios
            08543-9095                           in the health care industry; Director of Enable
            Age: 53                              Medical Corporation since 1996; Director of
                                                 Atricure, Inc. since 2000; Founder and President
                                                 of The Cooke Center for Learning and Development,
                                                 a non profit educational organization, since 1987.
            ------------------------------------------------------------------------------------------------------------------------
            * The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


        MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND   OCTOBER 31, 2003        19

[LOGO] Merrill Lynch Investment Managers

Officers and Trustees of the Protected Trust (unaudited) (concluded)

                           Position(s)  Length
                           Held         of Time
Name        Address & Age  with Fund    Served*  Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         2003 to  First Vice President of FAM and MLIM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999; Vice
            08543-9011     and                   President of FAMD since 1999; Director of MLIM Taxation since 1990.
            Age: 43        Treasurer
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  Senior Vice  2003 to  President of MLIM and member of the Executive Management Committee of ML & Co.,
Doll, Jr.   Princeton, NJ  President    present  Inc. since 2001; Global Chief Investment Officer and Senior Portfolio Manager of
            08543-9011                           MLIM since 1999; Chief Investment Officer of Equities at Oppenheimer Funds, Inc.
            Age: 49                              from 1990 to 1999 and Chief Investment Officer thereof from 1998 to 1999; Executive
                                                 Vice President of Oppenheimer Funds, Inc. from 1991 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Phillip S.  P.O. Box 9011  Secretary    2003 to  First Vice President of MLIM since 2001; Director of MLIM from 2000 to 2001; Vice
Gillespie   Princeton, NJ               present  President (Legal Advisory) of MLIM from 1999 to 2000 and Attorney associated with
            08543-9011                           MLIM since 1998; Assistant General Counsel of Chancellor LGT Asset Management, Inc.
            Age: 39                              from 1997 to 1998.
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Trustees.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-MER-FUND.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


20      MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND   OCTOBER 31, 2003

Schedule of Investments                          Master Large Cap Core Portfolio

                                                                                                             Value        Percent of
Sector                Industry++                   Shares Held     Common Stocks                       (in U.S. dollars)  Net Assets
====================================================================================================================================
Consumer              Auto Components                   60,000   + Lear Corporation                       $ 3,485,400        0.2%
Discretionary         --------------------------------------------------------------------------------------------------------------
                      Food & Staples Retailing         140,000     Wal-Mart Stores, Inc.                    8,253,000        0.6
                      --------------------------------------------------------------------------------------------------------------
                      Hotels, Restaurants & Leisure    390,000     Applebee's International, Inc.          14,628,900        1.0
                                                       330,000     GTECH Holdings Corporation              14,744,400        1.0
                                                       500,000     International Game Technology           16,375,000        1.1
                                                       140,000     Station Casinos, Inc.                    4,165,000        0.3
                      --------------------------------------------------------------------------------------------------------------
                      Household Durables               160,000     Centex Corporation                      15,600,000        1.1
                                                       380,000     D.R. Horton, Inc.                       15,124,000        1.0
                                                       191,000     Fortune Brands, Inc.                    12,443,650        0.9
                                                       170,000   + Hovnanian Enterprises, Inc. (Class A)   13,817,600        1.0
                                                       180,000     KB HOME                                 12,328,200        0.9
                                                       150,000     Lennar Corporation (Class A)            13,777,500        1.0
                                                       170,000     MDC Holdings, Inc.                      11,444,400        0.8
                                                        20,000   + NVR, Inc.                                9,788,000        0.7
                                                       170,000     Pulte Corporation                       14,706,700        1.0
                                                       170,000     The Ryland Group, Inc.                  15,113,000        1.0
                      --------------------------------------------------------------------------------------------------------------
                      Leisure Equipment & Products     670,000     Hasbro, Inc.                            14,606,000        1.0
                      --------------------------------------------------------------------------------------------------------------
                      Multiline Retail                 690,000     Dollar General Corporation              15,504,300        1.1
                                                       470,000     Nordstrom, Inc.                         14,330,300        1.0
                      --------------------------------------------------------------------------------------------------------------
                      Specialty Retail                 800,000   + AutoNation, Inc.                        14,960,000        1.0
                                                       260,000   + Barnes & Noble, Inc.                     7,748,000        0.5
                                                        60,000   + Best Buy Co., Inc.                       3,498,600        0.2
                                                       250,000     Blockbuster Inc. (Class A)               4,817,500        0.3
                                                       130,000     Claire's Stores, Inc.                    5,031,000        0.3
                                                       750,000     Foot Locker, Inc.                       13,425,000        0.9
                                                       820,000     The Gap, Inc.                           15,645,600        1.1
                                                       180,000   + Staples, Inc.                            4,827,600        0.3
                      --------------------------------------------------------------------------------------------------------------
                      Textiles, Apparel & Luxury       440,000   + Coach, Inc.                             15,606,800        1.1
                      Goods                            150,000   + Columbia Sportswear Company              8,736,000        0.6
                      --------------------------------------------------------------------------------------------------------------
                                                                   Total Consumer Discretionary           334,531,450       23.0
====================================================================================================================================
Consumer Staples      Beverages                         50,000   + Constellation Brands, Inc. (Class A)     1,568,500        0.1
                      --------------------------------------------------------------------------------------------------------------
                      Food Products                    910,000     Tyson Foods, Inc. (Class A)             12,985,700        0.9
                      --------------------------------------------------------------------------------------------------------------
                      Food & Staples Retailing       1,680,000   + Rite Aid Corporation                     9,626,400        0.6
                      --------------------------------------------------------------------------------------------------------------
                      Household Products                40,000     The Procter & Gamble Company             3,931,600        0.3
                      --------------------------------------------------------------------------------------------------------------
                                                                   Total Consumer Staples                  28,112,200        1.9
====================================================================================================================================
Energy                Oil & Gas                        580,000     Exxon Mobil Corporation                 21,216,400        1.4
                                                        90,000     Pogo Producing Company                   3,762,900        0.3
                      --------------------------------------------------------------------------------------------------------------
                                                                   Total Energy                            24,979,300        1.7
====================================================================================================================================
Financials            Capital Markets                  200,000     The Bear Stearns Companies Inc.         15,250,000        1.1
                                                       700,000     J.P. Morgan Chase & Co.                 25,130,000        1.7
                                                        90,000     Legg Mason, Inc.                         7,492,500        0.5
                      --------------------------------------------------------------------------------------------------------------
                      Commercial Banks                  40,000     Bank of America Corporation              3,029,200        0.2
                                                        40,000     Popular, Inc.                            1,800,000        0.1
                                                       800,000     U.S. Bancorp                            21,776,000        1.5
                      --------------------------------------------------------------------------------------------------------------
                      Diversified Financial          1,040,000     Citigroup Inc.                          49,296,000        3.4
                      Services
                      --------------------------------------------------------------------------------------------------------------
                      Insurance                        100,000     American International Group, Inc.       6,083,000        0.4
                                                       360,000     Berkley (W.R.) Corporation              12,344,400        0.9
                                                       260,000     MBIA, Inc.                              15,498,600        1.1
                      --------------------------------------------------------------------------------------------------------------
                      Thrifts & Mortgage Finance       150,000     Countrywide Credit Industries, Inc.     15,768,000        1.1
                                                        87,000     Independence Community Bank Corp.        3,197,250        0.2
                                                       460,001     New York Community Bancorp, Inc.        16,652,036        1.1
                      --------------------------------------------------------------------------------------------------------------
                                                                   Total Financials                       193,316,986       13.3
                      ==============================================================================================================


        MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND   OCTOBER 31, 2003        21

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)              Master Large Cap Core Portfolio

                                                                                                            Value        Percent of
Sector                Industry++                   Shares Held     Common Stocks                      (in U.S. dollars)  Net Assets
===================================================================================================================================
Health Care           Biotechnology                    210,000   + Genentech, Inc.                       $ 17,213,700        1.2%
                                                       230,000   + Gilead Sciences, Inc.                   12,553,400        0.9
                                                       250,000   + Invitrogen Corporation                  15,897,500        1.1
                      -------------------------------------------------------------------------------------------------------------
                      Health Care Equipment &          250,000     Bausch & Lomb Incorporated              12,040,000        0.8
                      Supplies                         320,000     Beckman Coulter Inc.                    15,888,000        1.1
                                                       130,000   + Bio-Rad Laboratories, Inc. (Class A)     6,792,500        0.5
                                                       230,000   + Fisher Scientific International Inc.     9,257,500        0.6
                      -------------------------------------------------------------------------------------------------------------
                      Health Care Providers &          361,000   + DaVita, Inc.                            12,671,100        0.9
                      Services                         790,000   + Humana Inc.                             16,029,100        1.1
                                                       380,000     Omnicare, Inc.                          14,569,200        1.0
                                                       380,000   + Oxford Health Plans, Inc.               15,390,000        1.0
                                                       260,000   + PacifiCare Health Systems, Inc.         15,470,000        1.1
                                                       570,000   + Service Corporation International        2,764,500        0.2
                      -------------------------------------------------------------------------------------------------------------
                      Pharmaceuticals                  140,000     Johnson & Johnson                        7,046,200        0.5
                                                       650,000   + King Pharmaceuticals, Inc.               8,710,000        0.6
                                                       630,000     Mylan Laboratories, Inc.                15,214,500        1.0
                                                       670,000     Pfizer Inc.                             21,172,000        1.4
                                                       220,000   + SICOR Inc.                               5,896,000        0.4
                                                       140,000   + Watson Pharmaceuticals, Inc.             5,497,800        0.4
                      -------------------------------------------------------------------------------------------------------------
                                                                   Total Health Care                      230,073,000       15.8
===================================================================================================================================
Industrials           Air Freight & Logistics          590,000   + J.B. Hunt Transport Services, Inc.      14,974,200        1.0
                                                       250,000     Ryder System, Inc.                       7,500,000        0.5
                      -------------------------------------------------------------------------------------------------------------
                      Commercial Services &            193,000   + Apollo Group, Inc. (Class A)            12,261,290        0.9
                      Supplies                         290,000   + Career Education Corporation            15,529,500        1.1
                                                       860,000   + Cendant Corporation                     17,569,800        1.2
                                                       100,000   + ITT Educational Services, Inc.           4,980,000        0.3
                      -------------------------------------------------------------------------------------------------------------
                      Industrial Conglomerates         960,000     General Electric Company                27,849,600        1.9
                                                       230,000     Textron, Inc.                           11,428,700        0.8
                      -------------------------------------------------------------------------------------------------------------
                      Machinery                        300,000     Cummins Engine Company, Inc.            14,220,000        1.0
                      -------------------------------------------------------------------------------------------------------------
                                                                   Total Industrials                      126,313,090        8.7
===================================================================================================================================
Information           Communications Equipment         190,000     Adtran, Inc.                            12,925,700        0.9
Technology                                           1,050,000   + Cisco Systems, Inc.                     22,029,000        1.5
                                                     1,500,000   + Corning Incorporated                    16,470,000        1.1
                                                       450,000   + Emulex Corporation                      12,744,000        0.9
                                                       630,000   + Foundry Networks, Inc.                  14,653,800        1.0
                                                       790,000   + Juniper Networks, Inc.                  14,212,100        1.0
                                                     1,160,000     Motorola, Inc.                          15,694,800        1.1
                                                       170,000   + QLogic Corporation                       9,528,500        0.7
                                                       310,000     Scientific-Atlanta, Inc.                 9,176,000        0.6
                                                       460,000   + UTStarcom, Inc.                         14,490,000        1.0
                      -------------------------------------------------------------------------------------------------------------
                      Computers & Peripherals          540,000   + Dell Inc.                               19,504,800        1.3
                                                        70,000     International Business Machines
                                                                   Corporation                              6,263,600        0.4
                                                       200,000   + SanDisk Corporation                     16,120,000        1.1
                                                       460,000   + Storage Technology Corporation          11,086,000        0.8
                                                     1,080,000   + Western Digital Corporation             14,526,000        1.0
                      -------------------------------------------------------------------------------------------------------------
                      Electrical Equipment             350,000     Rockwell International Corporation      10,867,500        0.7
                      -------------------------------------------------------------------------------------------------------------
                      Electronic Equipment &           450,000   + Avnet, Inc.                              8,730,000        0.6
                      Instruments                      340,000     PerkinElmer, Inc.                        6,123,400        0.4
                                                       160,000   + Sanmina--SCI Corporation                 1,688,000        0.1
                                                       330,000   + Waters Corporation                      10,371,900        0.7
                      -------------------------------------------------------------------------------------------------------------
                      IT Services                       70,000   + CheckFree Corp.                          1,927,100        0.1
                                                       390,000   + Computer Sciences Corporation           15,451,800        1.1
                                                       530,000   + Unisys Corporation                       8,140,800        0.6
                      -------------------------------------------------------------------------------------------------------------
                      Office Electronics             1,330,000   + Xerox Corporation                       13,965,000        1.0


22      MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND   OCTOBER 31, 2003

Schedule of Investments (concluded)              Master Large Cap Core Portfolio

                                                                                                             Value       Percent of
Sector                Industry++                   Shares Held     Common Stocks                      (in U.S. dollars)  Net Assets
===================================================================================================================================
Information           Semiconductors &                 760,000   + Amkor Technology, Inc.               $  14,326,000        1.0%
Technology            Semiconductor Equipment          740,000   + Cypress Semiconductor Corporation       15,880,400        1.1
(concluded)                                            500,000     Intel Corporation                       16,525,000        1.1
                                                       420,000   + National Semiconductor Corporation      17,064,600        1.2
                      -------------------------------------------------------------------------------------------------------------
                      Software                          30,000     Fair, Isaac and Company,
                                                                   Incorporated                             1,913,400        0.1
                                                       510,000   + Macromedia, Inc.                         9,746,100        0.7
                                                       780,000     Microsoft Corporation                   20,397,000        1.4
                                                       400,000   + Synopsys, Inc.                          12,688,000        0.9
                                                       450,000   + VERITAS Software Corporation            16,267,500        1.1
                      -------------------------------------------------------------------------------------------------------------
                                                                   Total Information Technology           411,497,800       28.3
===================================================================================================================================
Materials             Paper & Forest Products          590,000     Georgia-Pacific Group                   15,505,200        1.1
                      -------------------------------------------------------------------------------------------------------------
                                                                   Total Materials                         15,505,200        1.1
===================================================================================================================================
Telecomm-             Diversified Telecomm-             260,000    Sprint Corporation                       4,160,000        0.3
unication             unication Services
Services              -------------------------------------------------------------------------------------------------------------
                      Wireless Telecommunication       170,000   + American Tower Corporation               1,972,000        0.1
                      Services                                     (Class A)
                                                       750,000   + Nextel Communications, Inc.             18,150,000        1.3
                                                                   (Class A)
                                                     3,580,000   + Sprint Corp. (PCS Group)                15,573,000        1.1
                      -------------------------------------------------------------------------------------------------------------
                                                                   Total Telecommunication Services        39,855,000        2.8
===================================================================================================================================
Utilities             Electric Utilities               200,000     Alliant Energy Corporation               4,812,000        0.3
                                                       750,000   + Edison International                    14,782,500        1.0
                      -------------------------------------------------------------------------------------------------------------
                      Multi-Utilities &              3,100,000   + Calpine Corporation                     14,291,000        1.0
                      Unregulated Power              3,830,000   + Dynegy Inc. (Class A)                   15,358,300        1.1
                      -------------------------------------------------------------------------------------------------------------
                                                                   Total Utilities                         49,243,800        3.4
                      =============================================================================================================
                                                                   Total Common Stocks
                                                                   (Cost-- $1,184,530,921)              1,453,427,826      100.0
===================================================================================================================================
                                          Beneficial Interest/
                                                   Shares Held     Short-Term Securities
===================================================================================================================================
                                                  $  1,713,628     Merrill Lynch Liquidity Series,
                                                                   LLC Cash Sweep Series I (a)              1,713,628        0.1
                                                  $264,312,973     Merrill Lynch Liquidity Series,
                                                                   LLC Money Market Series (a)(b)         264,312,973       18.2
                                                    88,104,324     Merrill Lynch Premier
                                                                   Institutional Fund (a)(b)               88,104,324        6.0
                      -------------------------------------------------------------------------------------------------------------
                                                                   Total Short-Term Securities
                                                                   (Cost-- $354,130,925)                  354,130,925       24.3
===================================================================================================================================
                      Total Investments (Cost--$1,538,661,846)                                          1,807,558,751      124.3

                      Liabilities in Excess of Other Assets                                              (353,449,875)     (24.3)
                                                                                                       -------------------------
                      Net Assets                                                                       $1,454,108,876      100.0%
                                                                                                       =========================

+     Non-income producing security.
++ For Portfolio compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.
(a) Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

      --------------------------------------------------------------------------
                                                                       Dividend/
                                                          Net          Interest
      Affiliate                                        Activity         Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                           $  1,713,628      $ 62,299

      Merrill Lynch Liquidity Series, LLC
       Money Market Series                           $199,970,533      $131,062

      Merrill Lynch Premier Institutional Fund          9,463,564      $ 87,827
      --------------------------------------------------------------------------

(b)   Security was purchased with the cash proceeds from securities loans.

      See Notes to Financial Statements.


        MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND   OCTOBER 31, 2003        23

[LOGO] Merrill Lynch Investment Managers

Statement of Assets and Liabilities              Master Large Cap Core Portfolio

As of October 31, 2003
==========================================================================================================
Assets
----------------------------------------------------------------------------------------------------------
                   Investments, at value (including securities loaned of
                     $338,253,498) (identified cost--$1,538,661,846) ...                    $1,807,558,751
                   Cash ................................................                           461,686
                   Receivables:
                      Securities sold ..................................    $ 29,534,549
                      Contributions ....................................       1,826,138
                      Dividends ........................................         672,500
                      Securities lending--net ..........................          31,030
                      Interest .........................................           6,388        32,070,605
                                                                            ------------
                   Prepaid expenses ....................................                            14,213
                                                                                            --------------
                   Total assets ........................................                     1,840,105,255
                                                                                            --------------
==========================================================================================================
Liabilities
----------------------------------------------------------------------------------------------------------
                   Collateral on securities loaned, at value ...........                       352,417,297
                   Payables:
                      Securities purchased .............................      30,874,332
                      Withdrawals ......................................       1,541,824
                      Investment adviser ...............................         653,866
                      Other affiliates .................................           9,292        33,079,314
                                                                            ------------
                   Accrued expenses and other liabilities ..............                           499,768
                                                                                            --------------
                   Total liabilities ...................................                       385,996,379
                                                                                            --------------
==========================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------
                   Net assets ..........................................                    $1,454,108,876
                                                                                            ==============
==========================================================================================================
Net Assets Consist of
----------------------------------------------------------------------------------------------------------
                   Investors' capital ..................................                    $1,185,211,971
                   Unrealized appreciation on investments--net .........                       268,896,905
                                                                                            --------------
                   Net Assets ..........................................                    $1,454,108,876
                                                                                            ==============

      See Notes to Financial Statements.


24      MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND   OCTOBER 31, 2003

Statement of Operations                          Master Large Cap Core Portfolio

For the Year Ended October 31, 2003
==========================================================================================================
Investment Income
----------------------------------------------------------------------------------------------------------
                   Dividends (net of $5,530 foreign withholding tax) ...                    $   10,991,966
                   Securities lending--net .............................                           218,889
                   Interest ............................................                            61,681
                                                                                            --------------
                   Total income ........................................                        11,272,536
                                                                                            --------------
==========================================================================================================
Expenses
----------------------------------------------------------------------------------------------------------
                   Investment advisory fees ............................    $  5,436,451
                   Accounting services .................................         341,817
                   Custodian fees ......................................          81,802
                   Professional fees ...................................          60,552
                   Trustees' fees and expenses .........................          38,953
                   Printing and shareholder reports ....................           2,839
                   Pricing fees ........................................             969
                   Other ...............................................          22,956
                                                                            ------------
                   Total expenses ......................................                         5,986,339
                                                                                            --------------
                   Investment income--net ..............................                         5,286,197
                                                                                            --------------
==========================================================================================================
Realized & Unrealized Gain on Investments--Net
----------------------------------------------------------------------------------------------------------
                   Realized gain on investments--net ...................                         7,803,027
                   Change in unrealized appreciation/depreciation on
                     investments--net ..................................                       269,979,638
                                                                                            --------------
                   Total realized and unrealized gain on investments--net                      277,782,665
                                                                                            --------------
                   Net Increase in Net Assets Resulting from Operations                     $  283,068,862
                                                                                            ==============

      See Notes to Financial Statements


        MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND   OCTOBER 31, 2003        25

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets              Master Large Cap Core Portfolio

                                                                                                 For the Year Ended
                                                                                                     October 31,
                                                                                         -----------------------------------
Increase (Decrease) in Net Assets:                                                             2003                2002
============================================================================================================================
Operations
----------------------------------------------------------------------------------------------------------------------------
                   Investment income--net ...........................................    $     5,286,197     $     5,341,068
                   Realized gain (loss) on investments--net .........................          7,803,027        (128,219,700)
                   Change in unrealized appreciation/depreciation on investments--net        269,979,638          56,457,791
                                                                                         -----------------------------------
                   Net increase (decrease) in net assets resulting from operations ..        283,068,862         (66,420,841)
                                                                                         -----------------------------------
============================================================================================================================
Capital Transactions
----------------------------------------------------------------------------------------------------------------------------
                   Proceeds from contributions ......................................        689,136,997         272,000,014
                   Fair value of net asset contributions ............................                 --         269,997,441
                   Fair value of withdrawals ........................................       (391,800,931)        (14,709,088)
                                                                                         -----------------------------------
                   Net increase in net assets derived from capital transactions .....        297,336,066         527,288,367
                                                                                         -----------------------------------
============================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                   Total increase in net assets .....................................        580,404,928         460,867,526
                   Beginning of year ................................................        873,703,948         412,836,422
                                                                                         -----------------------------------
                   End of year ......................................................    $ 1,454,108,876     $   873,703,948
                                                                                         ===================================

      See Notes to Financial Statements


26      MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND   OCTOBER 31, 2003

Financial Highlights                             Master Large Cap Core Portfolio

                                                                               For the Year Ended                 For the Period
                                                                                   October 31,                    Dec. 22, 1999+
The following ratios have been derived from                    ------------------------------------------------   to October 31,
information provided in the financial statements.                   2003              2002             2001            2000
================================================================================================================================
Total Investment Return**
--------------------------------------------------------------------------------------------------------------------------------
                   Total investment return ................            25.11%            (8.13%)             --              --
                                                               ================================================================
================================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
                   Expenses, net of reimbursement .........              .54%              .57%             .67%           1.09%*
                                                               ================================================================
                   Expenses ...............................              .54%              .57%             .67%           1.17%*
                                                               ================================================================
                   Investment income (loss)--net ..........              .48%              .83%             .59%           (.20%)*
                                                               ================================================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
                   Net assets, end of period (in thousands)    $   1,454,109     $     873,704    $     412,836   $     186,265
                                                               ================================================================
                   Portfolio turnover .....................           138.73%           150.18%          162.28%          79.18%
                                                               ================================================================

*     Annualized.
** Total investment return is required to be disclosed for fiscal years beginning after December 15, 2000.
+     Commencement of operations.

      See Notes to Financial Statements.


        MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND   OCTOBER 31, 2003        27

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements                    Master Large Cap Core Portfolio

1. Significant Accounting Policies:

Master Large Cap Core Portfolio (the "Portfolio") is part of Master Large Cap Series Trust (the "Trust"). The Portfolio is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Portfolio, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments -- Equity securities that are held by the Portfolio that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Portfolio. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Portfolio. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Portfolio employs pricing services to provide certain securities prices for the Portfolio. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Portfolio, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Portfolio under the general supervision of the Fund's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Portfolio.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Portfolio's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Portfolio's Board of Trustees.

(b) Derivative financial instruments -- The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such


28      MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND   OCTOBER 31, 2003

Notes to Financial Statements (continued)        Master Large Cap Core Portfolio

      initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Portfolio is authorized to purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts -- The Portfolio is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Portfolio may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- The Portfolio is classified as a partnership for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Securities lending -- The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment,


        MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND   OCTOBER 31, 2003        29

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)        Master Large Cap Core Portfolio

net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee based upon the average daily value of the Portfolio's net assets at an annual rate of .50% of the average daily net assets not exceeding $1 billion and .45% of average daily net assets in excess of $1 billion.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. As of October 31, 2003, the Portfolio lent securities with a value of $80,935,864 to MLPF&S or its affiliates. Pursuant to that order, the Portfolio also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the year ended October 31, 2003, MLIM, LLC received $94,660 in securities lending agent fees.

For the year ended October 31, 2003, the Portfolio reimbursed FAM $23,219 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2003 were $1,817,565,808 and $1,514,900,598, respectively.

Net realized gains for the year ended October 31, 2003 and net unrealized gains as of October 31, 2003 were as follows:

--------------------------------------------------------------------------------
                                                Realized              Unrealized
                                                  Gains                 Gains
--------------------------------------------------------------------------------
Long-term investments ..............          $  7,803,027          $268,896,905
                                              ----------------------------------
Total ..............................          $  7,803,027          $268,896,905
                                              ==================================

As of October 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $250,035,262, of which $273,449,914 related to appreciated securities and $23,414,652 related to depreciated securities. At October 31, 2003, the aggregate cost of investments for Federal income tax purposes was $1,557,523,489.

4. Short-Term Borrowings:

The Portfolio, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .09% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2002, the credit agreement was renewed for one year under the same terms, except that the commitment was reduced from $1,000,000,000 to $500,000,000. The Portfolio did not borrow under the credit agreement during the year ended October 31, 2003.


30      MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND   OCTOBER 31, 2003

Independent Auditors' Report                     Master Large Cap Core Portfolio

To the Investors and Board of Trustees of Master Large Cap Core Portfolio
(One of the Series constituting Master Large
Cap Series Trust):

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Large Cap Core Portfolio as of October 31, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Large Cap Core Portfolio as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the respective periods then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
December 19, 2003


        MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND   OCTOBER 31, 2003        31

[LOGO] Merrill Lynch Investment Managers

Officers and Trustees of the Master Trust (unaudited)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length                                                         Fund Complex    Directorships
                           Held         of Time                                                        Overseen by     Held by
Name        Address & Age  with Trust   Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
Terry K.    P.O. Box 9011  President    1999 to  President and Chairman of the Merrill Lynch           124 Funds       None
Glenn*      Princeton, NJ  and          present  Investment Managers, L.P. ("MLIM")/Fund Asset         163 Portfolios
            08543-9011     Trustee               Management, L.P. ("FAM")--Advised Funds since
            Age: 63                              1999; Chairman (Americas Region) of MLIM from
                                                 2000 to 2002; Executive Vice President of FAM and
                                                 MLIM (which terms as used herein include their
                                                 corporate predecessors) from 1983 to 2002; President
                                                 of FAM Distributors, Inc. ("FAMD") from 1986 to 2002
                                                 and Director thereof from 1991 to 2002; Executive
                                                 Vice President and Director of Princeton Services,
                                                 Inc. ("Princeton Services") from 1993 to 2002;
                                                 President of Princeton Administrators, L.P. from
                                                 1989 to 2002; Director of Financial Data Services,
                                                 Inc. since 1985.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or
              MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with FAM, MLIM, FAMD, Princeton Services and Princeton Administrators, L.P. The
              Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Trust President, Mr. Glenn serves at the pleasure of the Board of Trustees.


32      MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND   OCTOBER 31, 2003

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length                                                         Fund Complex    Directorships
                           Held         of Time                                                        Overseen by     Held by
Name        Address & Age  with Trust   Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Independent Trustees*
------------------------------------------------------------------------------------------------------------------------------------
James H.    P.O. Box 9095  Trustee      1999 to  Director, The China Business Group, Inc. since 1996   40 Funds        None
Bodurtha    Princeton, NJ               present  and Executive Vice President thereof from 1996 to     59 Portfolios
            08543-9095                           2003; Chairman of the Board, Berkshire Holding
            Age: 59                              Corporation since 1980; Partner, Squire, Sanders &
                                                 Dempsey from 1980 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Joe Grills  P.O. Box 9095  Trustee      2002 to  Member of the Committee of Investment of              40 Funds        Kimco Realty
            Princeton, NJ               present  Employee Benefit Assets of the Association of         60 Portfolios   Corporation
            08543-9095                           Financial Professionals ("CIEBA") since 1986 and
            Age: 68                              its Chairman from 1991 to 1992; Member of the
                                                 Investment Advisory Committees of the State of
                                                 New York Common Retirement Fund since 1989;
                                                 Member of the Investment Advisory Committee of
                                                 the Howard Hughes Medical Institute from 1997 to
                                                 2000; Director, Duke Management Company since
                                                 1992 and Vice Chairman thereof since 1998;
                                                 Director, LaSalle Street Fund from 1995 to 2001;
                                                 Director, Kimco Realty Corporation since 1997;
                                                 Member of the Investment Advisory Committee of
                                                 the Virginia Retirement System since 1998 and Vice
                                                 Chairman thereof since 2002; Director, Montpelier
                                                 Foundation since 1998 and Vice Chairman thereof
                                                 since 2000; Member of the Investment Committee
                                                 of the Woodberry Forest School since 2000; Member
                                                 of the Investment Committee of the National Trust
                                                 for Historic Preservation since 2000.
------------------------------------------------------------------------------------------------------------------------------------
Herbert I.  P.O. Box 9095  Trustee      1999 to  John M. Olin Professor of Humanities, New York        40 Funds        None
London      Princeton, NJ               present  University since 1993 and Professor thereof since     60 Portfolios
            08543-9095                           1980; President of Hudson Institute since 1997 and
            Age: 64                              Trustee thereof since 1980.
------------------------------------------------------------------------------------------------------------------------------------


        MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND   OCTOBER 31, 2003        33

[LOGO] Merrill Lynch Investment Managers

Officers and Trustees of the Master Trust (unaudited) (concluded)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length                                                         Fund Complex    Directorships
                           Held         of Time                                                        Overseen by     Held by
Name        Address & Age  with Fund    Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Independent Trustees* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Andre F.    P.O. Box 9095  Trustee      1999 to  George Gund Professor of Finance and Banking,         40 Funds        None
Perold      Princeton, NJ               present  Harvard Business School since 2000 and a member       60 Portfolios
            08543-9095                           of the faculty since 1979; Director and Chairman
            Age: 51                              the Board, UNX, Inc. since 2003; Director, Sanlam
                                                 Limited and Sanlam Life since 2001; Director, Genbel
                                                 Securities and Gensec Bank since 1999; Director,
                                                 Stockback.com from 2002 to 2002; Director,
                                                 Bulldogresearch.com from 2000 to 2001; Director,
                                                 Sanlam Investment Management from 1999 to
                                                 2001; Director, Quantec Limited from 1991 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Roberta     P.O. Box 9095  Trustee      1999 to  Shareholder, Modrall, Sperling, Roehl, Harris &       40 Funds        None
Cooper      Princeton, NJ               present  Sisk, P.A. since 1993; Director of Cooper's, Inc.     60 Portfolios
Ramo        08543-9095                           since 1999 and Chairman of the Board since 2000;
            Age: 61                              Director of ECMC, Inc. since 2001.
------------------------------------------------------------------------------------------------------------------------------------
Robert S.   P.O. Box 9095  Trustee      2002 to  Principal of STI Management since 1994; Trustee       40 Funds        None
Salomon,    Princeton, NJ               present  of Commonfund from 1980 to 2001; Director of          60 Portfolios
Jr.         08543-9095                           Rye Country Day School since 2001.
            Age: 66
------------------------------------------------------------------------------------------------------------------------------------
Stephen B.  P.O. Box 9095  Trustee      2002 to  Chairman, Fernwood Advisors (investment adviser)      41 Funds        None
Swensrud    Princeton, NJ               present  since 1996; Principal of Fernwood Associates          61 Portfolios
            08543-9095                           (financial consultant) since 1975; Chairman of RPP
            Age: 70                              Corporation since 1978; Director, International
                                                 Mobile Communications, Inc. since 1998.
            ------------------------------------------------------------------------------------------------------------------------
            * The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------

                           Position(s)  Length
                           Held         of Time
Name        Address & Age  with Fund    Served*  Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Trust Officers
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1999 to  First Vice President of FAM and MLIM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999; Vice
            08543-9011     and                   President of FAMD since 1999; Director of MLIM Taxation since 1990.
            Age: 43        Treasurer
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  Senior Vice  1999 to  President of MLIM and member of the Executive Management Committee of ML & Co.,
Doll, Jr.   Princeton, NJ  President    present  Inc. since 2001; Global Chief Investment Officer and Senior Portfolio Manager of
            08543-9011                           MLIM since 1999; Chief Investment Officer of Equities at Oppenheimer Funds, Inc.
            Age: 49                              from 1990 to 1999 and Chief Investment Officer thereof from 1998 to 1999; Executive
                                                 Vice President of Oppenheimer Funds, Inc. from 1991 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Phillip S.  P.O. Box 9011  Secretary    2003 to  First Vice President of MLIM since 2001; Director of MLIM from 2000 to 2001; Vice
Gillespie   Princeton, NJ               present  President (Legal Advisory) of MLIM from 1999 to 2000 and Attorney associated with
            08543-9011                           MLIM since 1998; Assistant General Counsel of Chancellor LGT Asset Management, Inc.
            Age: 39                              from 1997 to 1998.
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Trust serve at the pleasure of the Board of Trustees.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Trust's Officers and Trustees is available in the Trust's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-MER-FUND.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


34      MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND   OCTOBER 31, 2003

Electronic Delivery

The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number
(PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        MERRILL LYNCH CORE PRINCIPAL PROTECTED FUND   OCTOBER 31, 2003        35

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

Merrill Lynch Core Principal Protected Fund
Box 9011
Princeton, NJ
08543-9011

                                                                   #CPP -- 10/03

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--

         The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -

         The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) David O. Beim, (2) W. Carl Kester, (3) James T. Flynn and (4) Karen P. Robards.

         The registrant's board of directors has determined that David O. Beim,
         W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

         Mr. Beim has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. For 25 years, Mr. Beim was an investment banker actively engaged in financial analysis for securities transactions and mergers. These transactions presented a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements. Mr. Beim has also been a professor of finance and economics at the Columbia University Graduate School of Business for the past 11 years.

         Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements.

         Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is the member of the Audit Committees of two privately held companies and a non-profit organization.

Item 4 - Disclose annually only (not answered until December 15, 2003)

         (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

         (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and
                                  related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
                              (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

         (e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

         (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

         (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

         If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

         (Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A

Item 8 -- Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act.
        Attached hereto.

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        Merrill Lynch Core Principal Protected Fund of Merrill Lynch Principal Protected Trust


        By: /s/ Terry K. Glenn
            ----------------------------
            Terry K. Glenn,
            President of
            Merrill Lynch Core Principal Protected Fund of Merrill Lynch Principal Protected Trust

        Date: December 22, 2003

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            ----------------------------
            Terry K. Glenn,
            President of
            Merrill Lynch Core Principal Protected Fund of Merrill Lynch Principal Protected Trust

        Date: December 22, 2003


        By: /s/ Donald C. Burke
            ----------------------------
            Donald C. Burke,
            Chief Financial Officer of
            Merrill Lynch Core Principal Protected Fund of Merrill Lynch Principal Protected Trust

        Date: December 22, 2003

        Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.